         NUMBER                                                   SHARES

    AB                          AUDIO BOOK CLUB, INC.
                           INCORPORATED UNDER THE LAWS
                             OF THE STATE OF FLORIDA

 COMMON STOCK                               SEE REVERSE FOR CERTAIN DEFINITIONS
                                                    CUSIP 05068R 10 8


THIS IS TO CERTIFY THAT





is the owner of


              FULL-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                                NO PAR VALUE, OF


                              AUDIO BOOK CLUB, INC.

                              CERTIFICATE OF STOCK


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

         This Certificate is not valid until countersigned by the Transfer
Agent.

         Witness the facsimile seal of the Corporation and the fascimile signatures of its duly authorized officers.

Dated:

                              AUDIO BOOK CLUB, INC.

                                   CORPORATE

                                      SEAL

                                      1993

                                     FLORIDA

         Michael Herrick                                Norton Herrick
     CHIEF OPERATING OFFICER                       CHIEF EXECUTIVE OFFICER


COUNTERSIGNED:
          CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                         JERSEY CITY,  N.J.                TRANSFER AGENT


BY:

                                                           AUTHORIZED SIGNATURE

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         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO
REQUESTS A FULL STATEMENT OF, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX, THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS OF STOCK, OR SERIES THEREOF, AUTHORIZED TO BE ISSUED.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT- _____Custodian______
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN  - as joint tenants
          with right of survivorship              under Uniform Gifts to Minors
          and not as tenants in common            Act__________________________
                                                            (State)
    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 _______________________________________
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|_______________________________________|



_______________________________________________________________________________
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________
___________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated:________________________________




                                        ________________________________________
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.


Signature Guaranteed:

______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLON PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.